SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 25, 2002

Hemet Bancorp
(Exact Name of Registrant as Specified in Its Charter)

California (State of Incorporation or Organization)	91-2155043 (I.R.S. Employer Identification No.)

3715 Sunnyside Drive, Riverside, California (Address of Principal Executive Offices)	92506 (Zip Code)

(909) 784-7771
(Registrant’s Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

a)	On April 25, 2002 the Registrant issued a press release reporting its financial results for the quarter ended March 31, 2002 and announced the declaration of a cash dividend. The press release is included as Exhibit 99.1 to this filing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits
99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Hemet Bancorp has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEMET BANCORP

April 25, 2002	By:	/s/ James B. Jaqua

James B. Jaqua

Chief Executive Officer

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